                                                              EXHIBIT 10.15

                        AMENDMENT No. 3 dated as of April 2, 2002 (this
                  "Amendment"), to the Credit Agreement dated as of September 30, 1997, as Amended and Restated as of May 31, 2000 (as so amended and restated and as further amended by Amendment No. 1 thereto dated September 30, 2000 and as further amended by Amendment No. 2 thereto dated July 10, 2001, the "Credit Agreement"), among PLIANT CORPORATION (formerly known as Huntsman Packaging Corporation), a Utah corporation (the "Borrower"), ASPEN INDUSTRIAL, S.A. DE C.V., a Mexico corporation (the "Mexico Borrower", and together with the Borrower, the "Borrowers"), the financial institutions listed on Schedule 2.01 to the Credit Agreement (the "Lenders"), BANKERS TRUST COMPANY, as Administrative Agent and Collateral Agent, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Syndication Agent, and THE BANK OF NOVA SCOTIA, as Documentation Agent.

            A. Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

            B. The undersigned Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

            C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

            SECTION 1. Amendments to Section 1.01. (a) The definition of "Amendment Schedule" is hereby deleted in its entirety.

            (b) The definition of "Applicable Rate" is hereby amended by inserting the following in place of the first proviso thereof:

            ; provided that until the delivery to the Administrative Agent, pursuant to Section 5.01(b), of the Borrower's consolidated financial statements for the Borrower's fiscal quarter ending March 31, 2002, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 2:

            (c) The definition of "Excluded Charges" in Section 1.01 of the Credit Agreement is hereby amended by deleting clause "(c)" in its entirety and inserting the following new clauses "(c)" and "(d)" in place thereof:

            (c) for the purposes of calculating (i) the Leverage Ratio for purposes of Section 6.14, (ii) the interest coverage ratio for purposes of
      Section 6.15 and (iii) the Senior Debt Leverage Ratio for purposes of
      Section 2.21 only (and not for any other purpose) for any four fiscal quarters of the Borrower ending on or after June 30, 2001, and on or before June 30, 2003, any other such non-recurring charges incurred in respect of any restructurings, plant closings or similar actions arising out of the Uniplast Acquisition, provided that the cash portion of charges referred to in this clause (c) shall be limited to the lesser of (x) $15,000,000 and (y) the amount thereof accrued prior to April 2, 2002; and
      (d) for the purposes of calculating (i) the Leverage Ratio for purposes of
      Section 6.14, (ii) the interest
      coverage ratio for purposes of Section 6.15 and (iii) the Senior Debt Leverage Ratio for purposes of Section 2.21 only (and not for any other purpose) for any four fiscal quarters of the Borrower ending on or after March 31, 2002, and on or before September 30, 2003, any other such non-recurring charges incurred in respect of any restructurings, plant closings or similar actions, provided that (x) the non-recurring charges referred to in this clause (d) (other than any such non-recurring charges also referred to in clause (c) of this definition) shall be limited to $20,000,000 in the aggregate, and (y) the cash portion of the non-recurring charges referred to in this clause (d) (other than any such non-recurring charges also referred to in clause (c) of this definition) shall be limited to $15,000,000 during any four consecutive fiscal quarters of the Borrower.

            (d) The definition of "Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause "(h)" and (ii) inserting the following new clause "(j)" after clause "(i)" of such definition:

            and (j) all Securitization Obligations of such Person.

            (e) The definition of "Material Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by inserting the words "and any Receivables Finance Sub" after the text "its Restricted Subsidiaries" in the first sentence of such definition.

            (f) The definition of "Permitted Acquisition" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Permitted Acquisition" means any acquisition by the Borrower or a Restricted Subsidiary of the Borrower of all or substantially all the assets of, or all the shares of capital stock of or other equity interests in, a Person or a division, line of business or other business unit of a Person if, immediately after giving effect thereto, (a) no Default has occurred and is continuing or would result therefrom, (b) all transactions related thereto are consummated in all material respects in accordance with applicable laws, (c) each Subsidiary formed for the purpose of or resulting from such acquisition shall be a Restricted Subsidiary and all the capital stock of each such Subsidiary shall be owned directly by the Borrower or a Restricted Subsidiary of the Borrower and all actions required to be taken with respect to such acquired or newly formed Subsidiary under Sections 5.12 and 5.13 have been taken, (d) the Borrower and its Restricted Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Sections 6.13, 6.14 and 6.15 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms, and assuming that any Revolving Loans borrowed in connection with such acquisition are repaid with excess cash balances when available) had occurred on the first day of each relevant period for testing such compliance, and (e) the Borrower has delivered to the Administrative Agent an officer's certificate to the effect set forth in clauses (a), (b), (c) and (d) above, together with all relevant financial information for the Person or assets to be acquired. Notwithstanding the foregoing, each of the Uniplast Acquisition and the Decora Acquisition is a Permitted Acquisition for purposes of this Agreement.

            (g) The definition of "Prepayment Event" in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the words "(other than those described in clause (i) of Section 6.06)" after the words "other dispositions" in clause (a)(iii) and (ii) inserting the words "(other than any disposition described in clause (i) of Section 6.06, which shall constitute a Prepayment Event at the time of such event)" after the words "clause (a)" in the first proviso thereof.

            (h) The definition of "Total Debt" in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" after the words "without duplication," and (ii) inserting the following new clause "(b)" at the end of such definition:

            and (b) all Securitization Obligations of the Borrower or any Receivables Finance Sub.

            (i) The definition of "Tranche B Rate" in Section 1.01 of the Credit Agreement is hereby amended by inserting the words ", in each case as such amounts shall be increased in accordance with Section 2.21(b)" after the text "in the case of an ABR Loan".

            (i) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order, to read as follows:

            "Additional Lender" has the meaning set forth in Section 2.21.

            "Additional Senior Subordinated Note Documents" means the Additional Senior Subordinated Notes, the indenture under which the Additional Senior Subordinated Notes are issued and all other documents, evidencing, guaranteeing or otherwise governing the terms of the Additional Senior Subordinated Notes.

            "Additional Senior Subordinated Notes" means (i) the Senior Subordinated Notes in an aggregate principal amount of $100,000,000 issued by the Borrower pursuant to the Additional Senior Subordinated Note Documents, and having terms that are substantially identical to the New Senior Subordinated Notes (the "Initial Additional Senior Subordinated Notes") and (ii) senior subordinated notes with substantially identical terms to the Initial Additional Senior Subordinated Notes which are issued in exchange for the Initial Additional Senior Subordinated Notes as contemplated by the Additional Senior Subordinated Notes Documents.

            "Decora Acquisition" means the acquisition by the Borrower of all or substantially all the assets of Decora Industries, Inc. for a cash purchase price and other cash outlays not to exceed $18,000,000 on or before December 31, 2002, in accordance with applicable law and authorized by the Federal bankruptcy court having jurisdiction over the assets to be acquired pursuant to Section 363 of the Bankruptcy Code.

            "Incremental Facility Termination Date" means March 31, 2003.

            "Incremental Tranche B Commitments" has the meaning set forth in
      Section 2.21.

            "Incremental Tranche B Commitment Termination Date" has the meaning set forth in Section 2.21.

            "Incremental Tranche B Rate" has the meaning set forth in Section 2.21.

            "Incremental Tranche B Term Loans" has the meaning set forth in
      Section 2.21.

            "Qualified Securitization Transaction" means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer pursuant to customary terms to (a) a Receivables Finance Sub (in the case of a transfer by the Borrower or any of its Subsidiaries) and (b) any other Person (in the case of a transfer by a Receivables Finance Sub), or may grant a security interest in, any accounts receivable (whether now existing or arising or acquired in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and contract rights and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets (including contract rights) which are customarily transferred or in respect of which security interest are customarily granted in connection with asset securitization transactions involving accounts receivable.

            "Receivables Finance Sub" means a Wholly Owned Subsidiary (or another Person in which the Borrower or any Subsidiary makes an investment and to which the Borrower or any Subsidiary transfers accounts receivable and related assets) which engages in no activities other than in connection with the financing of accounts receivable and which is designated by the Board of Directors of the Borrower (as provided below) as a Receivables Finance Sub (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or any Subsidiary in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of the Borrower or any Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings, (b) with which neither the Borrower nor any Subsidiary has any material contract, agreement, arrangement or understanding other than on terms no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower, other than fees payable in the ordinary course of business in connection with servicing receivables of such entity, (c) to which neither the Borrower nor any Subsidiary has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results and (d) all the capital stock of which is pledged to the Collateral Agent in the manner set forth in Section 5.12. Any such designation by the Board of Directors of the Borrower shall be evidenced to the Administrative Agent by delivery to the Administrative Agent of a certified copy of the resolution of the Board of Directors of the Borrower giving effect to such designation and an officer's certificate certifying that such designation complied with the foregoing conditions.

            "Securitization Obligations" means, with respect to a Qualified Securitization Transaction, the aggregate investment or claim held at any time by all purchasers, assignees or transferees of (or of interests in) or holders of obligations that are supported or secured by accounts receivable and related assets

      (including contract rights) of the type specified in the definition of "Qualified Securitization Transaction" in connection with such a Qualified Securitization Transaction.

            "Senior Debt" means all Indebtedness of the Borrower, other than any Indebtedness that by its terms is expressly subordinated to the Obligations.

            "Senior Debt Leverage Ratio" means, on any date, the ratio of (a) the portion of Total Debt accounted for by Senior Debt as of such date to
      (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on such date, all determined on a consolidated basis in accordance with GAAP.

            "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by the Borrower or any Subsidiary that are reasonably customary in an accounts receivable securitization transaction.

            SECTION 2. Amendment to Article II. Article II of the Credit Agreement is hereby amended by adding the following as Section 2.21:

            SECTION 2.21. Incremental Tranche B Term Loans. (a) At any time prior to the Incremental Facility Termination Date, the Borrower may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request additional Tranche B Term Loans (all such additional Tranche B Term Loans, collectively, the "Incremental Tranche B Term Loans"); provided, however, that both at the time of any such request and after giving effect to any such Incremental Tranche B Term Loans (i) no Default has occurred and is continuing or would result therefrom, (ii) the Borrower and its Restricted Subsidiaries are in compliance, on a pro forma basis after giving effect to the Incremental Tranche B Term Loans and the application of the proceeds therefrom (and any related incurrence or repayment of Indebtedness in connection with a Permitted Acquisition, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms, and assuming that any Revolving Loans borrowed in connection with such Permitted Acquisition are repaid with excess cash balances when available), with the covenants contained in Sections 6.13, 6.14 and 6.15 recomputed as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such transactions had occurred on the first day of each relevant period for testing such compliance, (iii) the Senior Debt Leverage Ratio of the Borrower, calculated on a pro forma basis after giving effect to such Incremental Tranche B Term Loans and the application of the proceeds therefrom (and any related incurrence or repayment of Indebtedness in connection with a Permitted Acquisition, with any new Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms, and assuming that any Revolving Loans borrowed in connection with such Permitted Acquisition are repaid with excess cash balances when available), as if such transactions had occurred on the first day of such period, as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, shall not be in excess of (x) 3.50 to 1.00, for any fiscal quarter ended prior to September 30, 2002, and (y) 3.25 to 1.00, for any fiscal quarter ended on or after September 30, 2002, and on or prior to the Incremental Facility Termination Date and (iv) the Borrower has delivered to the Administrative Agent a certificate to the effect set forth in clauses (i), (ii) and (iii) above, together with all relevant calculations related thereto. The Incremental Tranche B Term Loans (A) shall be in an aggregate principal amount not in excess of $85,000,000,
      (B) shall constitute Tranche B Term Loans for all purposes of this Agreement and (C) shall accrue interest at the rate applicable to the Tranche B Rate then in effect or, if greater, the market rate at the time the commitments to provide such Incremental Tranche B Term Loans are obtained (the "Incremental Tranche B Rate") and shall otherwise contain terms identical to the Tranche B Loans. Such notice shall set forth the requested amount of Incremental Tranche B Term Loans (which amount shall not exceed $85,000,000 in the aggregate). The Borrower shall offer each existing Lender the opportunity to offer a commitment to provide Incremental Tranche B Term Loans; provided, however, no existing Lender will be obligated to subscribe for any portion of such commitments. In the event that existing Lenders provide commitments in an aggregate amount less than the total amount of the Incremental Tranche B Term Loans requested by the Borrower, the Borrower shall arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Additional Lender") to extend commitments to provide Incremental Tranche B Term Loans in an aggregate amount equal to the unsubscribed amount. Commitments in respect of Incremental Tranche B Term Loans ("Incremental Tranche B Commitments") shall become Tranche B Term Commitments under this Agreement, and shall terminate (the "Incremental Tranche B Commitment Termination Date") on the earlier of (x) the date on which the related Incremental Tranche B Loans are made and (y) the date agreed to among the Borrower and the Lenders that provide such Incremental Tranche B Commitments. The Borrower shall pay to the Administrative Agent for the account of each Lender that commits to provide a Incremental Tranche B Commitment a commitment fee in respect thereof at a rate to be agreed upon during the period from and including the date such Incremental Tranche B Commitment is delivered to but excluding the earlier of (x) the Incremental Tranche B Commitment Termination Date and (y) the date on which the Borrower terminates such Incremental Tranche B Commitment. Accrued commitment fees with respect to each Incremental Tranche B Commitment shall be computed in the same manner as, and shall be payable at the same times as, the commitment fees in respect of the Revolving Commitments set forth in Section 2.12. The Additional Lenders shall be deemed to be Tranche B Lenders for all purposes of this Agreement.

            (b) In connection with the foregoing, (i) the Administrative Agent shall make, and is hereby authorized by the Lenders to make, any amendments to the amortization schedule set forth in Section 2.10(c) necessary to give effect to the making of any Incremental Tranche B Term Loans; provided, however, that the Administrative Agent shall not reduce any payment due to a Tranche B Lender in respect of its Tranche B Loans outstanding prior to the making of such Incremental Tranche B Term Loans and (ii) if the Incremental Tranche B Rate exceeds the Tranche B Rate in effect immediately prior to the making of such Incremental Tranche B Term Loans, then the Tranche B Rate shall be increased to an amount equal to the Incremental Tranche B Rate.

            SECTION 3. Amendment to Section 5.11. Section 5.11 of the Credit Agreement is hereby amended by (i) inserting the words "(other than the Incremental Tranche B Term Loans)" after the text "proceeds of the Term Loans" in the first sentence of such section and (ii) inserting the sentence "The proceeds of the Incremental Tranche B Term Loans will be used solely for Permitted Acquisitions." after the text "pursuant to the Debt Tender Offer" in the second sentence of such section.

            SECTION 4. Amendments to Section 5.14. Section 5.14 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(a) and (ii) inserting the text "and (c) the outstanding Additional Senior Subordinated Notes" after the text "Senior Subordinated Notes".

            SECTION 5. Amendments to Section 6.01. Section 6.01 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (x) and
(ii) inserting the following new clauses "(xii)" and "(xiii)" after clause "(xi)" of such section:

            (xii) the Additional Senior Subordinated Notes; and

            (xiii) Indebtedness incurred by any Receivables Financing Sub in a Qualified Securitization Transaction.

            SECTION 6. Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(g) and (ii) inserting the following new clause "(i)" after clause "(h)" of such section:

            and (i) Liens on receivables (x) owned by a Receivables Finance Sub, which Liens secure Indebtedness incurred by a Receivables Finance Sub permitted by clause (xiii) of Section 6.01 and (y) owned by the Borrower or any other Subsidiary, which Liens arise as a result of an obligation by the Borrower or such Subsidiary to transfer such receivables to the Receivables Finance Sub pursuant to a Qualified Securitization Transaction, provided that the Collateral Agent (on behalf of the Lenders) shall retain a second priority Lien on all such receivables, which Lien shall be subordinated to the Liens permitted by this clause (i) (and the Collateral Agent shall enter into, and is hereby authorized by the Lenders to enter into, any intercreditor agreements on terms satisfactory to it to give effect to such second priority Lien).

            SECTION 7. Amendments to Section 6.05. (a) Section 6.05(h) of the Credit Agreement is hereby amended by (i) deleting the text "$15,000,000" and
(ii) substituting therefor the text "$30,000,000".

            (b) Section 6.05 of the Credit Agreement is further amended by (i) deleting the word "and" at the end of clause "(n)" and (ii) inserting the following new clauses "(p)" and "(q)" at the end of such section:

            (p) investments by the Borrower or any Subsidiary in (i) the capital stock of a Receivables Finance Sub and (ii) other interests in a Receivables Finance Sub, in each case to the extent required by the terms of a Qualified Securitization Transaction; and

            (q) Standard Securitization Undertakings of the Borrower or any Subsidiary, to the extent required by the terms of a Qualified Securitization Transaction

            SECTION 8. Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended by (i) adding the words "(other than a Receivables Finance Sub)" after the words "Borrower or a Restricted Subsidiary" in clause
(b), (ii) deleting the word "and" at the end of clause (g) and (iii) inserting the following new clause "(i)" after clause "(h)" of such section:

            and (i) sales, conveyances and other transfers of accounts receivable and related assets (including contract rights) of the type specified in the definition of "Qualified Securitization Transaction" to a Receivables Finance Sub in an aggregate amount not to exceed $90,000,000 at any time outstanding (determined by reference to the amount of such accounts receivables that are outstanding at any time).

            SECTION 9. Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause "(ix)" and (ii) inserting the following new clause "(xi)" after clause "(x)" of such section:

            and (xi) the foregoing shall not apply to customary restrictions that are necessary to effect any Qualified Securitization Transaction.

            SECTION 10. Amendment to Section 6.13. Section 6.13(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            (a) The Borrower will not make, and will not permit its Restricted Subsidiaries to make, Capital Expenditures other than Capital Expenditures made by the Borrower and its Restricted Subsidiaries in any fiscal year of the Borrower in an aggregate amount not exceeding (i) $50,000,000 (the "Permitted Amount") plus, for each fiscal year following the Effective Date (commencing with the 2003 fiscal year), an amount equal to 50% of the excess, if any, of the Permitted Amount for the immediately preceding fiscal year over the aggregate amount of Capital Expenditures made in the immediately preceding fiscal year, plus (ii) amounts available from time to time to be invested in Joint Ventures and Unrestricted Subsidiaries under clause (i) of Section 6.05, provided that (x) to the extent that Capital Expenditures are made in reliance upon clause (ii) above, amounts available to be invested in Joint Ventures and Unrestricted Subsidiaries under clause (i) of Section 6.05 shall be deemed utilized thereunder for purposes of determining compliance therewith, and (y) the Borrower and its Restricted Subsidiaries may make Capital Expenditures in any fiscal year exceeding the amount otherwise permitted for such fiscal year pursuant to the foregoing provisions of this Section 6.13, provided that the aggregate amount of Capital Expenditures made in reliance upon this clause (y), on a cumulative basis, shall not exceed $30,000,000. The foregoing limitations shall not apply to (x) expenditures with proceeds resulting from sales of assets or capital stock or equity issuances or from casualty or condemnation events, in each case to the extent such expenditures are permitted under this Agreement and (y) Permitted Acquisitions.

            SECTION 11. Amendment to Section 6.14. The table set forth in
Section 6.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

      Period                                                   Ratio
      ------                                                   -----
      July 1, 2000 through December 31, 2000                   6.50 to 1.00
      January 1, 2001 through March 31, 2001                   6.25 to 1.00
      April 1, 2001 through June 30, 2001                      6.00 to 1.00
      July 1, 2001 through September 30, 2001                  5.50 to 1.00
      October 1, 2001 through December 31, 2001                5.25 to 1.00
      January 1, 2002 through March 31, 2002                   5.25 to 1.00
      April 1, 2002 through June 30, 2002                      5.25 to 1.00

      July 1, 2002 through September 30, 2002                  5.00 to 1.00
      October 1, 2002 through December 31, 2002                5.00 to 1.00
      January 1, 2003 through March 31, 2003                   4.75 to 1.00
      April 1, 2003 through June 30, 2003                      4.75 to 1.00
      July 1, 2003 through December 31, 2003                   4.50 to 1.00
      January 1, 2004 and thereafter                           4.00 to 1.00

            SECTION 12. Amendment to Section 6.15. The table set forth in
Section 6.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

      Period                                                   Ratio
      ------                                                   -----
      July 1, 2000 through June 30, 2001                       1.40  to 1.00
      July 1, 2001 through September 30, 2001                  1.45  to 1.00
      October 1, 2001 through December 31, 2001                1.50  to 1.00
      January 1, 2002 through March 31, 2002                   1.60  to 1.00
      April 1, 2002 through June 30, 2002                      1.70  to 1.00
      July 1, 2002 through September 30, 2002                  1.75  to 1.00
      October 1, 2002 through December 31, 2002                1.80  to 1.00
      January 1, 2003 through March 31, 2003                   1.90  to 1.00
      April 1, 2003 through June 30, 2003                      2.00  to 1.00
      July 1, 2003 through September 30, 2003                  2.00  to 1.00
      October 1, 2003 through December 31, 2003                2.00  to 1.00
      January 1, 2004 and thereafter                           2.25  to 1.00

            SECTION 13. Agreement. (a) The Borrower hereby agrees that not more than three Business Days after the issuance of the Additional Senior Subordinated Notes, the Borrower shall prepay (i) Term Loans in an amount equal to $30,000,000 pursuant to Section 2.11(a) (it being understood and agreed that in connection therewith, the Borrower shall elect to afford the Tranche B Lenders the right to decline to accept such prepayment as set forth in clause
(i)(y) of the third proviso of Section 2.11(f), but shall not permit the Mexico Borrower to exercise the rights described in clause (ii) of the third proviso of
Section 2.11(f)) and (ii) Revolving Loans in an amount equal to $52,000,000 pursuant to Section 2.11(a).

            (b) The Borrower further agrees that on December 31, 2002, the Borrower shall prepay Term Loans in an amount equal to the amount by which (i) $18,000,000 exceeds (ii) the cash purchase price paid and other cash outlays incurred by the Borrower in connection with the Decora Acquisition or a similar acquisition (provided that if the Decora Acquisition or a similar acquisition has not been consummated by December 31, 2002, the Borrower shall prepay Term Loans in an amount equal to $18,000,000), pursuant to Section 2.11(a) of the Credit Agreement (it being understood and agreed that in connection therewith, the Borrower shall elect to afford the Tranche B Lenders the right to decline to accept such prepayment as set forth in clause (i)(y) of the third proviso of
Section 2.11(f), but shall not permit the Mexico Borrower to exercise the rights described in clause (ii) of the third proviso of Section 2.11(f)).

            SECTION 14. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

            (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

            SECTION 15. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on April 2, 2002, an amendment fee (the "Amendment Fee") of 25 basis points on the aggregate amount of the Commitments of such Lender (after giving effect to the prepayments of Term Loans and Revolving Loans by the Borrower pursuant to
Section 13(a) of this Amendment).

            SECTION 16. Conditions to Effectiveness. This Amendment shall become effective as of April 2, 2002, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (ii) the Amendment Fee,
(b) the representations and warranties set forth in Section 14 hereof are true and correct, (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto, the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent, shall have been paid or reimbursed, as applicable and (d) the offering of the Additional Senior Subordinated Notes has been consummated.

            SECTION 17. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

            SECTION 18. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 19. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

            SECTION 20. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            SECTION 21. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                       PLIANT CORPORATION, formerly known
                                       as Huntsman Packaging Corporation,

                                            by /s/ Brian E. Johnson
                                              __________________________________
                                              Name: Brian E. Johnson
                                              Title: Executive VP and CFO


                                       ASPEN INDUSTRIAL, S.A. DE C.V.,

                                            by /s/ Brian E. Johnson
                                              __________________________________
                                              Name: Brian E. Johnson
                                              Title: Executive VP


                                       BANKERS TRUST COMPANY,
                                       individually and as Administrative Agent,

                                            by /s/ Mary Jo Jolly
                                              __________________________________
                                              Name: Mary Jo Jolly
                                              Title: Assistant Vice President


                                       JPMORGAN CHASE BANK, formerly
                                       known as The Chase Manhattan Bank, as
                                       Syndication Agent,

                                            by /s/ Peter A. Dedousis
                                              __________________________________
                                              Name: Peter A. Dedousis
                                              Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002

To Approve the Amendment:


Name of Institution     AIMCO CDO Series 2000-A
                        by
                                /s/    Ronald Mandel
                                ---------------------------------------
                                       Name: Ronald Mandel

                        by
                                /s/    Patricia W. Wilson
                                ---------------------------------------
                                       Name: Patricia W. Wilson

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002

To Approve the Amendment:


Name of Institution     AIMCO CDO Series 2000-A
                        by
                                /s/    Ronald Mandel
                                ---------------------------------------
                                       Name: Ronald Mandel

                        by
                                /s/    Patricia W. Wilson
                                ---------------------------------------
                                       Name: Patricia W. Wilson

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002

To Approve the Amendment:


Name of Institution     ALLSTATE LIFE INSURANCE COMPANY
                        by
                                /s/    Ronald Mandel
                                ---------------------------------------
                                       Name: Ronald Mandel

                        by
                                /s/    Patricia W. Wilson
                                ---------------------------------------
                                       Name: Patricia W. Wilson

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             U.S. BANK NATIONAL ASSOCIATION



                                by
                                   /s/   Scott J. Bell
                                   -------------------------------------
                                   Name: Scott J. Bell
                                   Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution                 THE BANK OF NOVA SCOTIA



                                    by
                                        /s/  M. D. Smith
                                        ----------------------------------
                                        Name: M. D. Smith
                                        Title:  Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution                      WACHOVIA BANK, NA


                                         by
                                              /s/  David L. Driggers
                                              -----------------------------
                                              Name: David L. Driggers
                                              Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution        PILGRIM CLO 1999-1 LTD.

                           by:  ING Investments, LLC,  as its Investment Manager


                                by:  /s/ Charles E. LeMieux, CFA
                                     -------------------------------------------
                                     Name: Charles E. LeMieux
                                     Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution         ML CLO XII PILGRIM AMERICA (CAYMAN) LTD,

                            by: ING Investments, LLC, as its investment manager

                                by:  /s/ Charles E. LeMieux, CFA
                                     -------------------------------------------
                                     Name:  Charles E. LeMieux, CFA
                                     Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution         ING PRIME RATE TRUST
                            by:  ING Investments, LLC, as its investment manager



                              by:   /s/ Charles E. LeMieux, CFA
                                    --------------------------------------------
                                    Name: Charles E. LeMieux, CFA
                                    Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution        FIRSTRUST BANK,


                                    by:  /s/  Bryan T. Denney
                                         ------------------------------
                                         Name: Bryan T. Denney
                                         Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution           CLYDESDALE CLO 2001-1, LTD.,

                              By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager


                                by:  /s/  Rick Stewart
                                     -------------------------------------------
                                     Name: Rick Stewart
                                     Title:  Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:

Name of Institution             HELLER FINANCIAL, INC.


                                 by:  /s/   Robert Kadlick
                                      ---------------------------------------
                                      Name:  Robert Kadlick
                                      Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution             THE BANK OF NEW YORK


                                   by:  /s/  Mark O'Connor
                                        --------------------------------------
                                        Name:  Mark O'Connor
                                        Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution          SANKATY ADVISORS, LLC,
                             as Collateral Manager for BRANT POINT II CBO 2000-1
                             LTD., as Term Lender


                               by:  /s/ Diane J. Exter,
                                    --------------------------------------------
                                    Name:  Diane J. Exter
                                    Title:  Managing Director, Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution            SANKATY ADVISORS, LLC,
                               as Collateral Manager for GREAT POINT CLO 1999-1
                               LTD., as Term Lender


                                by:  /s/  Diane J. Exter,
                                     -------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director, Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution            SANKATY ADVISORS, LLC as Collateral Manager for
                               RACE POINT CLO, LIMITED, as Term Lender


                                by:  /s/  Diane J. Exter
                                     -------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director, Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution            SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                                by: /s/  Diane J. Exter
                                    -------------------------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director, Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution            SANKATY HIGH YIELD PARTNERS II, L.P.

                                by:  /s/ Diane J. Exter
                                     -------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director, Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:



Name of Institution             SANKATY HIGH YIELD PARTNERS III, L.P.


                                by:  /s/  Diane J. Exter
                                     -------------------------------------------
                                     Name:  Diane J. Exter
                                     Title: Managing Director, Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution           BALANCED HIGH-YIELD FUND I, LTD.

                               by:  ING Capital Advisors LLC, as Asset Manager

                                 by: /s/ Gordon Cook
                                     -------------------------------------------
                                     Name:  Gordon Cook
                                     Title: Senior Vice President and Portfolio
                                            Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution          ARCHIMEDES FUNDING II, LTD.


                             by: ING Capital Advisors LLC,
                                 as Collateral Manager


                                 by:  /s/ Gordon Cook
                                      ------------------------------------------
                                      Name:  Gordon Cook
                                      Title: Senior Vice President and Portfolio
                                             Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution          ORYX CLO, LTD.
                             by: ING Capital Advisors LLC, as Collateral Manager


                                  by: /s/ Gordon Cook
                                      ------------------------------------------
                                      Name:  Gordon Cook
                                      Title: Senior Vice President and Portfolio
                                             Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:



Name of Institution         ARCHIMEDES FUNDING III, LTD.

                             by: ING Capital Advisors LLC, as Collateral Manager


                                by:  /s/ Gordon Cook
                                     -------------------------------------------
                                     Name:  Gordon Cook
                                     Title: Senior Vice President and Portfolio
                                            Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution             MORGAN STANLEY PRIME INCOME TRUST


                                 by:  /s/  Sheila A. Finnerty
                                      ----------------------------------
                                      Name:  Sheila A. Finnerty
                                      Title: Executive Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution            STEIN ROE & FARNHAM INCORPORATED,
                               As Agent for Keyport Life Insurance Company


                                by:  /s/    James R. Fellows
                                     -------------------------------------------
                                     Name:  James R. Fellows
                                     Title: Senior Vice President and Portfolio
                                            Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution         LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                            ADVANTAGE FUND,


                             by: Stein Roe & Farnham Incorporated, as Advisor


                                by:  /s/ James R. Fellows
                                     -------------------------------------------
                                     Name:  James R. Fellows
                                     Title: Senior Vice President and Portfolio
                                            Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution        STEIN ROE & FARNHAM CLO I LTD.

                             by:  Stein Roe & Farnham Incorporated,
                                  as Portfolio Manager

                                by:  /s/    James R. Fellows
                                     ------------------------------------------
                                     Name:  James R. Fellows
                                     Title: Senior Vice President and Portfolio
                                            Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution         NATIONAL CITY BANK


                                by:  /s/  Andrew Pernsteiner
                                     -------------------------------------
                                     Name:  Andrew Pernsteiner
                                     Title: Account Officer

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution           GALAXY CLO 1999-1 LTD.


                                by:  /s/ John G. Lapham, III
                                     -------------------------------
                                     Name:  John G. Lapham, III
                                     Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution     MIZUHO CORPORATE BANK, LTD.
                        (formerly known as The Fuji Bank, Limited)


                         by:  /s/    Masahito Fukuda
                              --------------------------------------
                              Name:  Masahito Fukuda
                              Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:



Name of Institution        CREDIT INDUSTRIEL ET COMMERCIAL


                             by:  /s/    Sean Mounier
                                  -----------------------------------------
                                  Name:  Sean Mounier
                                  Title: First Vice President


                             by:  /s/    Brian O'Leary
                                  -----------------------------------------
                                  Name:  Brian O'Leary
                                  Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002


To Approve the Amendment:


Name of Institution          NATEXIS BANQUES POPULAIRES


                              by: /s/    Frank H. Madden, Jr.
                                  ----------------------------------------
                                  Name:  Frank H. Madden, Jr.
                                  Title: Vice President and Group Manager


                              by:  /s/    Christian Giordano
                                  ----------------------------------------
                                   Name:  Christian Giordano
                                   Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             VAN KAMPEN CLO I, LIMITED

                                  by: Van Kampen Investment Advisory Corp.,
                                      as Collateral Manager

                                      by: /s/    William Lenga
                                          --------------------------------------
                                          Name:  William Lenga
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             VAN KAMPEN CLO II, LIMITED

                                  by: Van Kampen Investment Advisory Corp.,
                                      as Collateral Manager

                                      by: /s/    William Lenga
                                          --------------------------------------
                                          Name:  William Lenga
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             VAN KAMPEN PRIME RATE INCOME TRUST

                                  by: Van Kampen Investment Advisory Corp.

                                      by: /s/    Christina Jamieson
                                          --------------------------------------
                                          Name:  Christina Jamieson
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             VAN KAMPEN SENIOR INCOME TRUST

                                  by: Van Kampen Investment Advisory Corp.

                                      by: /s/    Christina Jamieson
                                          --------------------------------------
                                          Name:  Christina Jamieson
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             VAN KAMPEN SENIOR FLOATING RATE TRUST

                                  by: Van Kampen Investment Advisory Corp.

                                      by: /s/    Christina Jamieson
                                          --------------------------------------
                                          Name:  Christina Jamieson
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             KATONAH I, LTD.,



                                      by: /s/    Ralph Della Rocca
                                          --------------------------------------
                                          Name:  Ralph Della Rocca
                                          Title: Authorized Officer
                                                 Katonah Capital, L.L.C.
                                                 as Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             SEQUILS-CUMBERLAND I, LTD.,

                                  By: Deerfield Capital Management LLC as its
                                      Collateral Manager

                                      by: /s/    Mark E. Wittnebel
                                          --------------------------------------
                                          Name:  Mark E. Wittnebel
                                          Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             ROSEMONT CLO, LTD.,

                                  By: Deerfield Capital Management LLC as its
                                      Collateral Manager

                                      by: /s/    Mark E. Wittnebel
                                          --------------------------------------
                                          Name:  Mark E. Wittnebel
                                          Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             PPM SPYGLASS FUNDING TRUST



                                      by: /s/    Diana L. Mushill
                                          --------------------------------------
                                          Name:  Diana L. Mushill
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             WINGED FOOT FUNDING TRUST,



                                      by: /s/    Diana L. Mushill
                                          --------------------------------------
                                          Name:  Diana L. Mushill
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             OLYMPIC FUNDING TRUST, SERIES 1999-I,



                                      by: /s/    Diana L. Mushill
                                          --------------------------------------
                                          Name:  Diana L. Mushill
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             MUIRFIELD TRADING LLC,



                                      by: /s/    Diana L. Mushill
                                          --------------------------------------
                                          Name:  Diana L. Mushill
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             KZH STERLING LLC,



                                      by: /s/    Joyce Fraser-Bryant
                                          --------------------------------------
                                          Name:  Joyce-Fraser Bryant
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             KZH SOLEIL-2 LLC,



                                      by: /s/    Joyce Fraser-Bryant
                                          --------------------------------------
                                          Name:  Joyce-Fraser Bryant
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             KZH ING-3 LLC,



                                      by: /s/    Joyce Fraser-Bryant
                                          --------------------------------------
                                          Name:  Joyce-Fraser Bryant
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             KZH ING-2 LLC,



                                      by: /s/    Joyce Fraser-Bryant
                                          --------------------------------------
                                          Name:  Joyce-Fraser Bryant
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             KZH CYPRESSTREE-1 LLC,



                                      by: /s/    Joyce Fraser-Bryant
                                          --------------------------------------
                                          Name:  Joyce-Fraser Bryant
                                          Title: Authorized Agent

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

                                By: CypressTree Investment Management Company, Inc., as Portfolio Manager,

                                      by: /s/    Jeffrey Megar
                                          --------------------------------------
                                          Name:  Jeffrey Megar
                                          Title: Principal

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.

                                As: Attorney-in-Fact and on behalf of FIRST
                                ALLMERICA FINANCIAL LIFE INSURANCE COMPANY as Portfolio Manager,

                                      by: /s/    Jeffrey Megar
                                          --------------------------------------
                                          Name:  Jeffrey Megar
                                          Title: Principal

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             ERSTE BANK



                                      by: /s/    Brandon A. Meyerson
                                          --------------------------------------
                                          Name:  Brandon A. Meyerson
                                          Title: Vice President

                                      by: /s/    John S. Runnion
                                          --------------------------------------
                                          Name:  John S. Runnion
                                          Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             ZIONS FIRST NATIONAL BANK,



                                      by: /s/    Jim C. Stanchfield
                                          --------------------------------------
                                          Name:  Jim C. Stanchfield
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             WEBSTER BANK



                                      by: /s/    Scott Roth
                                          --------------------------------------
                                          Name:  Scott Roth
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             THE MITSUBISHI TRUST AND BANKING CORPORATION,



                                      by: /s/    Hiroyuki Tsuru
                                          --------------------------------------
                                          Name:  Hiroyuki Tsuru
                                          Title: Deputy General Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             IKB DEUTSCHE INDUSTRIEBANK AG LUXEMBOURG BRANCH,



                                      by: /s/    Anja Kuchel
                                          --------------------------------------
                                          Name:  Anja Kuchel
                                          Title: Manager

                                      by: /s/    Ana Bohorquez
                                          --------------------------------------
                                          Name:  Ana Bohorquez
                                          Title: Assistant Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.,

                                By: CPF Asset Advisors LLC as Investment Manager


                                      by: /s/    Francesco Ossino
                                          --------------------------------------
                                          Name:  Francesco Ossino
                                          Title: Director

                                      by: /s/    Timothy L. Harrod
                                          --------------------------------------
                                          Name:  Timothy L. Harrod
                                          Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             INDOSUEZ CAPITAL FUNDING IIA, LIMITED,

                                By: Indosuez Capital as Portfolio Advisor


                                      by: /s/    Paul O. Travers
                                          --------------------------------------
                                          Name:  Paul O. Travers
                                          Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             CENTURION CDO II, LTD.,

                                By: American Express Asset Management Group Inc.
                              as Collateral Manager


                                      by: /s/    Steven B. Staver
                                          --------------------------------------
                                          Name:  Steven B. Staver
                                          Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             SEQUILS-CENTURION V, LTD.,

                                By: American Express Asset Management Group Inc.
                              as Collateral Manager


                                      by: /s/    Steven B. Staver
                                          --------------------------------------
                                          Name:  Steven B. Staver
                                          Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             By: PPM AMERICA, INC., as Attorney-in-fact, on
                                behalf of JACKSON NATIONAL LIFE INSURANCE
                                COMPANY,


                                      by: /s/    Chris Kappas
                                          --------------------------------------
                                          Name:  Chris Kappas
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             MAPLEWOOD (CAYMAN) LIMITED,

                                By: David L. Babson & Company Inc. under
                                delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager,


                                      by: /s/    Mary S. Law
                                          --------------------------------------
                                          Name:  Mary S. Law
                                          Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

                                By: David L. Babson & Company Inc. as Investment Manager,


                                      by: /s/    Mary S. Law
                                          --------------------------------------
                                          Name:  Mary S. Law
                                          Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             INDOSUEZ CAPITAL FUNDING IV, L.P.,

                                By: RBC Leveraged Capital as Portfolio Advisor


                                      by: /s/    Lee M. Shaiman
                                          --------------------------------------
                                          Name:  Lee M. Shaiman
                                          Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             WELLS FARGO BANK, N.A.,



                                      by: /s/    Scott J. Manookin
                                          --------------------------------------
                                          Name:  Scott J. Manookin
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             CARLYLE HIGH YIELD PARTNERS II, LTD.,



                                      by: /s/    Linda Pace
                                          --------------------------------------
                                          Name:  Linda Pace
                                          Title: Principal

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             METROPOLITAN LIFE INSURANCE COMPANY,



                                      by: /s/    James R. Dingler
                                          --------------------------------------
                                          Name:  James R. Dingler
                                          Title: Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             OAK HILL CREDIT PARTNERS I, LIMITED,

                                By: Oak Hill CLO Management, LLC as Investment Manager


                                      by: /s/    Scott D. Krase
                                          --------------------------------------
                                          Name:  Scott D. Krase
                                          Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             OAK HILL SECURITIES FUND, L.P.,

                                By: Oak Hill Securities GenPar, L.P. its General Partner
                                By: Oak Hill Securities MGP, Inc., its General Partner


                                      by: /s/    Scott D. Krase
                                          --------------------------------------
                                          Name:  Scott D. Krase
                                          Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             OAK HILL SECURITIES FUND II, L.P.,

                                By: Oak Hill Securities GenPar II, L.P. its
                                 General Partner
                                By: Oak Hill Securities MGP II, Inc., its
                                 General Partner


                                      by: /s/    Scott D. Krase
                                          --------------------------------------
                                          Name:  Scott D. Krase
                                          Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             BANK ONE, NA with its main office in Chicago,
                                Illinois (as successor by merger to Bank One, Utah, NA)


                                      by: /s/    Mark F. Nelson
                                          --------------------------------------
                                          Name:  Mark F. Nelson
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             OCTAGON INVESTMENT PARTNERS II, LLC,

                                By: Octagon Credit Investors, LLC as
                                sub-investment manager

                                      by: /s/    Michael B. Nechamkin
                                          --------------------------------------
                                          Name:  Michael B. Nechamkin
                                          Title: Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             OCTAGON INVESTMENT PARTNERS III, LTD.,

                                By: Octagon Credit Investors, LLC as Portfolio Manager

                                      by: /s/    Michael B. Nechamkin
                                          --------------------------------------
                                          Name:  Michael B. Nechamkin
                                          Title: Portfolio Manager

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             FRANKLIN FLOATING RATE TRUST,



                                      by: /s/    Richard D'Addario
                                          --------------------------------------
                                          Name:  Richard D'Addario
                                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             MONY LIFE INSURANCE COMPANY,

                                By: MONY Capital Management, as Investment
                                Adviser


                                      by: /s/    Suzanne E. Walton
                                          --------------------------------------
                                          Name:  Suzanne E. Walton
                                          Title: Senior Managing Director

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             SUNAMERICA SENIOR FLOATING RATE FUND INC.,

                                By: Stanfield Capital Partners LLC as Subadviser


                                      by: /s/    Christopher A. Bondy
                                          --------------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             HAMILTON CDO, LTD.,

                                By: Stanfield Capital Partners LLC
                                as its Collateral Manager

                                      by: /s/    Christopher A. Bondy
                                          --------------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             STANFIELD QUATTRO CLO, LTD.,

                                By: Stanfield Capital Partners LLC
                                as its Collateral Manager


                                      by: /s/    Christopher A. Bondy
                                          --------------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             STANFIELD ARBITRAGE CDO, LTD.,

                                By: Stanfield Capital Partners LLC
                                as its Collateral Manager


                                      by: /s/    Christopher A. Bondy
                                          --------------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             STANFIELD CLO, LTD.,

                                By: Stanfield Capital Partners LLC
                                as its Collateral Manager


                                      by: /s/    Christopher A. Bondy
                                          --------------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             WINDSOR LOAN FUNDING, LIMITED,

                                By: Stanfield Capital Partners LLC
                                as its Investment Manager


                                      by: /s/    Christopher A. Bondy
                                          --------------------------------------
                                          Name:  Christopher A. Bondy
                                          Title: Partner

                                                               SIGNATURE PAGE TO
                                                          AMENDMENT, DATED AS OF
                                                                   APRIL 2, 2002



To Approve the Amendment:


Name of Institution             SIERRA CLO I,



                                      by: /s/    John M. Casparian
                                          --------------------------------------
                                          Name:  John M. Casparian
                                          Title: Chief Operating Officer
                                                 Centre Pacific LLP (Manager)